Prospectus supplement dated October 7, 2019
to the following prospectus(es):
NEA Valuebuilder Future and NEA Valuebuilder Select prospectuses dated May 1, 2019
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following disclosure changes are made to the prospectus:
(1)	At a meeting of the Board of Trustees (the "Board") of Nationwide Variable Insurance Trust (the "Trust") held on September 11, 2019, the Board approved the termination of Epoch Investment Partners, Inc. and J.P. Morgan Investment Management Inc. as the subadvisers to the NVIT Multi-Manager Small Cap Value Fund (the "Fund"), and the appointment of Jacobs Levy Equity Management, Inc. and WCM Investment Management, LLC as the Fund’s new subadvisers. This change is anticipated to take effect on or about November 1, 2019 (the "Effective Date").
(2)	The prospectus offers the following underlying mutual fund as an investment option under the contract. Effective on or about November 11, 2019, the name of the investment option is updated as indicated below:

CURRENT NAME	UPDATED NAME
Guggenheim Variable Funds Trust – Series V (Mid Cap Value Series)	Guggenheim Variable Funds Trust – Series V (SMid Cap Value Series)
PRO-4800
1